UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2022

Date of Report (Date of earliest event reported)

ABRI SPAC 2, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41393	87-1757836
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Main Street 1009 Newark, DE	19711
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(424) 732-1021

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Redeemable Warrant, and one Right	ASPPU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	ASPP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	ASPPW	The Nasdaq Stock Market LLC
Rights, each right to receive one-tenth of one share of common stock upon the consummation of an initial business combination	ASPPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2021, Abri SPAC 2, Inc. (“we,” “us” or the “Company”) issued a promissory note (the “Original Note”) to Abri Ventures 2, LLC, the Company’s sponsor (“Sponsor”). Pursuant to the Promissory Note, the Sponsor agreed to loan us an aggregate principal amount of $300,000. The Original Note was issued to fund working capital of the Company. The Original Note is non-interest bearing and all outstanding amounts under the Original Note was due on the date on which we consummate our initial public offering or August 31, 2022 (the “Maturity Date”), a copy of which was filed as exhibit 10.8 to the registration statement filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2022.

On August 26, 2022, the Sponsor agreed to extend the term of the Original Note and the Company issued an amended and restated promissory note on the same terms and conditions as the Original Note but for extending the maturity date to the date on which we consummate our initial public offering or August 31, 2023 (the “A&R Promissory Note”).

In addition, on August 26, 2022 the Company issued a convertible promissory note to the Sponsor for working capital (the “Convertible Note”). Pursuant to the Convertible Note, the Sponsor agreed to loan us up to an aggregate principal amount of $1,500,000. The Convertible Note is non-interest bearing and all outstanding amounts under the Convertible Note will be due on the date on which we consummate our initial business combination (the “Maturity Date”). If a business combination is not consummated, and there are insufficient funds to repay the Promissory Note, the unpaid amounts would be forgiven. All or a portion of the amounts outstanding under the Promissory Note may be converted, at the option of the Sponsor, into securities identical to those issued in the private placement that will occur simultaneously at the time of the Company’s initial public offering. The Convertible Note contains customary events of default, including, among others, those relating to the Company’s failure to make a payment of principal when due and to perform any other obligations that is not timely cured after written notice of such default from the Sponsor.

The foregoing description of the A&R Promissory Note and the Convertible Note are qualified in their entirety by reference to the full text of each of the A&R Promissory Note and the Convertible Note, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On August 29, 2022, the board of directors of the Company approved the dismissal of BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm which dismissal will be effective as of August 29, 2022.

BDO’s report on the Company’s financial statements for the periods from July 17, 2021 (inception) through December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report expressed substantial doubt regarding the Company’s ability to continue as a going concern. Furthermore, during the fiscal year ended December 31, 2021 and the subsequent interim period through March 31, 2022, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.

During the period from July 17, 2021 (inception) through December 31, 2021, and the subsequent interim period through March 31, 2022, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses disclosed in the Company’s registration statement on Form S-1 including the financial statements for the period from July 17, 2021 (inception) through December 31, 2021, and Form 10-Q for the period ended March 31, 2022, relating to the Company’s internal control over financial reporting.

For the period from July 17, 2021 (inception) through December 31, 2021, and the subsequent period ended March 31, 2022,the Company’s management determined that it did not maintain effective internal control over financial reporting, due to the following material weakness:

●	The Company had ineffective review controls over the preparation of the Company’s financial statements.

The Company provided BDO with a copy of the disclosure contained in Item 4.01, prior to its filing with the SEC, and requested that BDO furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. The BDO letter to the Commission is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Promissory Note by Abri SPAC 2, Inc. issued to Abri Ventures 2, LLC dated August 26, 2022
10.2	Convertible Promissory Note by Abri SPAC 2, Inc. issued to Abri Ventures 2, LLC dated August 26, 2022
16.1	Letter from BDO USA LLP, dated August 31, 2022, addressed to the Securities and Exchange Commission.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2022

ABRI SPAC 2, INC.

By:	/s/ Jeffrey Tirman
Name:	Jeffrey Tirman
Title:	Chief Executive Officer

3